		MONTHLY SERVICING STATEMENT	Exhibit 99.1
		(Delivered pursuant to subsection 503 (a) of the Indenture Supplement

		HSBC FINANCE CORPORATION, successor by merger to HOUSEHOLD FINANCE CORPORATION ("HSBC FINANCE")

		HOUSEHOLD AFFINITY FUNDING CORPORATION III

		HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2003-1

		This Certificate relates to the Distribution Date occurring on September 17, 2007

1.		Pool One Information

(a)		The aggregate amount of Collections processed for the Due Period
		preceding such Distribution Date was equal to	$281,448,703.50

(b)		The aggregate amount of such Collections with respect to Principal
		Receivables for the Due Period preceding such Distribution Date was
		equal to	$265,258,891.01
	(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (h) ], is	33.46%

(c)		The aggregate amount of such Collections with respect to Finance
		Charge and Administrative Receivables for the Due Period preceding
		such Distribution Date was equal to	$16,189,812.49

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is	22.62%

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$9,533,469.59

	(iii)	The amount of such aggregate with respect to fees was equal to	$2,166,919.78

	(iv)	The amount of such aggregate with respect to Interchange was equal to	$3,748,697.31

	(v)	The amount of such aggregate with respect to other recoveries was equal to	$148,145.16

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to	$592,580.65

(d)		The Gross Defaulted Amount for the preceding Due Period is	$2,863,480.65
	(i)	The annualized default rate, (d) *12 / (h), is	4.15%

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is	3.29%

(e)		The Portfolio Yield for such Distribution Date [c(i) - d(ii)]	19.32%

(f)	The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period or, if there were Additions or Removals during the Due Period, the average balance for such Due Period is equal to	$827,613,641.56
(g)	The total amount of Principal Receivables in Pool One as of the last day of the
	preceding Due Period is	$820,552,501.51

(h)	The total amount of Principal Receivables in Pool One at the beginning
	of the preceeding Due Period	$827,613,641.56

(i)	The total amount of Finance Charge and Administrative Receivables in
	Pool One as of the last day of the preceding Due Period is	$10,956,882.49

(j)	The aggregate outstanding gross balance of the Accounts which were
	one month delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$7,257,217.86

(k)	The aggregate outstanding gross balance of the Accounts which were
	two months delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$4,889,157.66

(l)	The aggregate outstanding gross balance of the Accounts which were
	Three months+ delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$12,445,368.24

(m)	Transferor Amount	$301,071,982.51

(n)	Transferor Interest Percentage (Transferor Amount/aggregate Series Adjusted Invested Amount)	57.96%

2.	Series 2003-1 Information

(a)	The average rate (the weighted average Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate reduced to take into account the non-interest bearing over-collateralization invested amount ) is equal to	5.5879%

(b)	Total investor Collections plus Servicer Interchange is equal to	$176,661,078.58

(c)	Investor percentage of Principal Collections is equal to	$166,498,979.05

(d)	The Floating Investor Percentage for the Due Period preceding such
	Distribution Date was equal to	62.77%

(e)		Investor Finance Charge and Administrative Collections (including Servicer Interchange) is equal to	$10,162,099.53

(f)		Investor Defaulted Amount is equal to	$1,797,363.33

(g)		The Monthly Servicing Fee plus Unpaid Monthly Servicing Fee is equal to	$324,675.32

(h)		The Series Portfolio Yield for the Due Period preceding such
		Distribution Date was equal to	19.3420%

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period is equal to	33

(b)		Class A Note Principal Balance - Beginning of the Due Period	$451,750,000.00

(c)		The Class A Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	5.7313%

(d)		Class A Monthly Interest is equal to	$2,373,334.51

(e)		Class B Note Principal Balance - Beginning of the Due Period	$30,000,000.00

(f)		The Class B Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	6.1613%

(g)		Class B Monthly Interest is equal to	$169,434.38

(h)		Class C Note Principal Balance - Beginning of the Due Period	$18,250,000.00

(i)		The Class C Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	7.0613%

(j)		Class C Monthly Interest is equal to	$118,128.83

4.04		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections	$9,629,396.27

	(i)	The amount of Class A Monthly Interest for such Distribution Date is
		equal to	$2,373,334.51

		The amount of any Class A Monthly Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

	The amount of Class A Additional Interest for such Distribution Date
	is equal to	$0.00

	The amount of any Class A Additional Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

(ii)	The amount of Class B Monthly Interest for such Distribution Date is
	equal to	$169,434.38

	The amount of any Class B Monthly Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

	The amount of Class B Additional Interest for such Distribution Date
	is equal to	$0.00

	The amount of any Class B Additional Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

(iii)	The amount of Class C Monthly Interest for such Distribution Date is
	equal to	$118,128.83

	The amount of any Class C Monthly Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

	The amount of Class C Additional Interest for such Distribution Date
	is equal to	$0.00

	The amount of any Class C Additional Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

(iv)	The Monthly Servicing Fee, and any unpaid Monthly Servicing Fee	$324,675.32

(v)	The Investor Defaulted Amount for such Distribution Date is equal to	$1,797,363.33

(vi)	The amount distributed to Investor Charge-offs on such Distribution Date is equal to	$0.00

	The amount distributed to unreimbursed Subordinated Principal Collections on such Distribution Date is equal to	$0.00

(vii)	The amount applied to accelerate Principal pursuant to Section 503 is equal to	$0.00

(viii)	The Excess of the Required Reserve Account Amount over the Available Reserve Account Amount, to be deposited into the Reserve Account is equal to	$0.00

	(ix)	the balance, if any, to be distributed to the Transferor	$4,846,459.90

5.		Other Information

	(a)	The Investor Percentage for Principal Collections is equal to	62.77%

	(b)	The Series 2003-1 Principal Shortfall is equal to	$0.00

	(c)	The Pool One Shared Principal Collections are equal to	$0.00

	(d)	The total amount to be distributed to Class A Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(e)	The total amount to be distributed to Class B Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(f)	The total amount to be distributed to Class C Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(g)	The total amount to be distributed to the O/C Holder on such Distribution Date in payment of Excess O/C Amount is equal to	$0.00

	(h)	The Monthly Subordination Amount with respect to such
		Distribution Date is equal to	$0.00

	(i)	The amount applied at 404(a)(vi) to reimburse previous Monthly
		Subordination Amounts	$0.00

	(j)	The amount of Investor Charge-Offs for such Distribution
		Date is equal to	$0.00

	(k)	The total amount of reimbursements of Investor Charge-Offs
		for such Distribution Date is equal to	$0.00

	(l)	The Invested Amount at the close of business on such Distribution Date (after
		giving effect to all payments and adjustments on such Distribution Date on
		such Distribution Date) will be equal to	$519,480,519.00

	(m)	The Principal Funding Account Balance at the close of business on such Distribution Date	$0.00

	(n)	The Class A Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$451,750,000.00

	(o)	The Class B Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$30,000,000.00

	(p)	The Class C Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$18,250,000.00

	(q)	The Required O/C Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to	$19,480,519.00

	(r)	The O/C Amount at the close of business on such Distribution Date ( after giving effect to all payments and adjustments on such Distribution Date) will be equal to	$19,480,519.00

	(s)	Total amount to be on deposit in the Collection Account (after giving effect to
		allocations required to be made pursuant to the terms of all other Series now
		outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to	$7,507,357.62

	(t)	The total amount to be distributed from the Collection Account to the Transferor on such Distribution Date (after taking into consideration the amounts which have been netted with respect to all Series against deposits to the Collection Account) after making all distributions is equal to	$4,846,459.90

6.		As of the Determination Date, the Servicer has determined:

	(i)	The Controlled Accumulation Period Length in Due Periods	5

	(ii)	The commencement date of the Controlled Accumulation Period at the end of business	09/01/2007

	(iii)	The Controlled Accumulation Amount with respect to each Due Period	$125,000,000.00

HSBC FINANCE CORPORATION, successor by merger to HOUSEHOLD FINANCE CORPORATION ("HSBC FINANCE")

HOUSEHOLD AFFINITY FUNDING CORPORATION III

HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I
Class A, Class B Notes and Class C Notes, Series 2003-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer (the "Servicer"), pursuant to the Transfer and Servicing Agreement, dated as of February 18, 2003 as amended and restated thereafter (the "Transfer and Servicing Agreement"), by and among Household Affinity Funding Corporation III, as Transferor, the Servicer, and Wilmington

Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

Capitalized terms used in this Certificate shall have the respective meanings set forth in the Transfer and Servicing Agreement

HSBC FINANCE is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement
The undersigned is a Servicing Officer

This Certificate relates to the Distribution Date occurring on September 17, 2007

As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date

As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"

As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Indenture (or, if there is a Lien, such Lien consists of : _______________________________)

The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer and the Noteholders are all in accordance with the requirements of the Transfer and Servicing Agreement, Master Indenture and Indenture Supplement

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of September, 2007

HSBC FINANCE CORPORATION as Servicer,

By: /S/ J A Bevacqua____________________________________________________________
Servicing Officer